Dreyfus
Municipal
Income, Inc.
Annual Report




September 30, 1997

Dreyfus Municipal Income, Inc.
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this report on Dreyfus Municipal Income, Inc. for its fiscal year ended September 30, 1997. Your Fund produced a total return, including bond price changes and interest income, of 6.27%.* During the reporting period, the Fund produced income dividends exempt from Federal personal income taxes of $.642 per share.** This is equivalent to a Federally tax-free distribution rate per share of 6.19%.***

THE ECONOMY

   Virtually ideal economic conditions prevailed over the reporting period. Robust growth in the first half of 1997, the lowest unemployment rate since the early 1970s and measures of inflation at 30-year lows combined to spur consumer confidence to record high ground. Businesses were similarly optimistic: government reports show that business investment in new equipment during the reporting period was at its fastest pace in 14 years. The question is, how long can this economic nirvana continue before inflation rekindles or, more to the point, before the Federal Reserve Board (the Fed) embarks on a policy of monetary restraint to dampen possible future inflationary excess? Traditionally,the Fed has acted to contain inflation long before it could spread throughout the economy, and Fed Chairman Alan Greenspan has been a staunch inflation-fighter. Yet there are few traditional signs of potential inflationary excess to battle against. The upward creep of factory operating rates in response to surging industrial production is one, the tight labor market is another. With the unemployment rate so low, there is concern that employers will eventually raise wages to attract workers, resulting in higher prices as increased labor costs are passed along to consumers. So far, there has been a remarkable absence of wage and price pressures.

   There are few signs that broader measures of inflation are accelerating. The economy grew at a 4.1% rate over the first six months of this year, a pace that in other times would have resulted in rumblings of inflationary pressures. Until its modest rise in September, the Producer Price Index had an unprecedented series of seven straight monthly declines. The Consumer Price Index rose at a 1.6% annual rate for the first eight months of the year, a rate less than half the 3.3% rise for the comparable period in 1996.

   Because of the lack of inflation, the Fed has been willing to tolerate strong economic growth without tightening monetary policy. The Federal Open Market Committee (FOMC), the policy-making arm of the Fed, has raised interest rates just once in more than two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997 when the FOMC increased the Federal Funds target rate by a modest one-quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)

   In addition, the Fed has expected some slowdown throughout the 18-month economic resurgence, yet demand remained strong throughout. However, the latest revision of the second-quarter economic growth rate showed a considerable buildup in business inventories. A rise in inventories could trigger a subsequent slowdown in the economy if companies cut production in order to work off unsold backlogs. Nevertheless, it is possible that the inherent momentum in the economy combined with more vigorous consumer spending in the third quarter (retail sales showed renewed strength over the summer) could absorb these inventories without a reduction in output.

   Despite the quiescence of inflation, it is difficult to imagine continued strong economic growth without price pressures. There has been much talk of a so-called "new era" in economics, an age when the economy continues to grow strongly, unemployment remains low, and inflation is subdued. Perhaps, but there are limits to everything, and some factors explaining the absence of inflation--the strong dollar, low energy and food costs, and huge business investment in technology--may well be temporary. We remain alert for future changes of monetary policy by the Fed, particularly the possibility of a tightening if economic growth continues strong throughout the rest of this year.

MARKET ENVIRONMENT

   Of course, the bond markets reacted quite favorably to this spate of positive news on the economy and inflation. Throughout the past year, bond yields moved within a broadly defined range. At the present time, yields have moved to the lower end of the trading range, but have yet to break out and establish new yield lows (higher prices). Without clear evidence that the markets are about to push through to even lower yields, we currently think that the markets should continue to be bounded within the current range.

   What are the implications for tax-exempt investments? It shouldn't be assumed that what holds true for the U.S. Treasury and corporate bond markets applies equally to municipals. In fact, during the latest phase of the bond market rally, when yields on Treasury bonds dropped by over 25 basis points (one quarter of 1%), municipal yields barely moved. There are a number of reasons for this underperformance of the tax-exempt sector. First, new issue supply was running at a record pace. Second, individual investors were still more enticed by the potential returns of stocks compared to bonds. Finally, even though tax-exempts have underperformed taxables of late, municipal yields have actually declined by 0.5% this year; many investors question whether rates have the capacity to fall further. The economy continues to display considerable strength, while the threat of rising inflation pressures overhangs the markets. Presently, there exist a number of obstacles, but the longer-term outlook is quite favorable. Supply should diminish in the weeks ahead, thus improving the municipal market's technical posture. Furthermore, we believe it's quite possible that more assets could be reallocated from the stock market to bonds in the future.

PORTFOLIO OVERVIEW

   The Fund continues to be managed with a cautious approach given both our wary view of the economic fundamentals over the past several months and the ongoing need to maximize dividend distributions. When possible, we have looked for opportunities to increase dividend income, though we see limited opportunities to add incremental income to the Fund. Going forward, we anticipate this factor to be a continuing concern. Meanwhile, market exposure is kept to a minimum by keeping the portfolio's duration (risk measure) well below that of the Lehman Index. By maintaining a more defensive posture, some upside price performance has been sacrificed during the rally, but, to a degree, has been offset by the Fund's high income component.

   We will continue to mine for opportunities where we believe a yield can be generated for shareholders. Unfortunately, the ever-changing landscape in the tax-exempt market is making it more challenging to find appropriate securities for inclusion in the Fund. This fact is evidenced by the narrowing yield spreads between the highest quality (AAA-rated) and lesser-rated bonds. Interestingly, nearly half of the new issuance now comes to market with bond insurance which generally carries the highest rating. While interest rate swings will influence returns over the short term, we maintain that, over the long run, focusing on the generation of tax-exempt income should continue to be an important determinant of market performance.

                                        Very truly yours,
                                        /s/ Richard J. Moynihan
                                        Richard J. Moynihan
                                        Director, Municipal Portfolio Management
                                        The Dreyfus Corporation
October 20, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value.
** Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
*** Distribution rate per share is based upon dividends per share paid from net investment income during the period divided by the market price per share at the end of the period.

Dreyfus Municipal Income, Inc.
--------------------------------------------------------------------------------
Selected Information                              September 30, 1997 (Unaudited)

Market Price per share September 30, 1997....................    $10 3/8
Shares Outstanding September 30, 1997........................ 20,272,910
American Stock Exchange Ticker Symbol........................        DMF

MARKET PRICE (AMERICAN STOCK EXCHANGE)

                       Fiscal Year Ended September 30, 1997
      --------------------------------------------------------------------------
          Quarter             Quarter          Quarter            Quarter
           Ended               Ended            Ended              Ended
      December 31, 1996    March 31, 1997    June 30, 1997   September 30, 1997
      -----------------    --------------    -------------   ------------------
High      $9 15/16            $10 3/8           $10 3/8           $10 7/8
Low        9 1/2                9 11/16           9 1/2             9 7/8
Close      9 15/16              9 15/16          10 1/4            10 3/8

PERCENTAGE GAIN based on change in Market Price*

October 24, 1988 (commencement of operations) through September 30, 1997. 96.52%
October 1, 1992 through September 30, 1997............................... 40.89
October 1, 1996 through September 30, 1997............................... 15.90
January 1, 1997 through September 30, 1997...............................  9.76
April 1, 1997 through September 30, 1997.................................  7.95
July 1, 1997 through September 30, 1997..................................  2.91

NET ASSET VALUE PER SHARE

     October 24, 1988 (commencement of operations)..............       $9.26
     September 30, 1996.........................................        9.60
     December 31, 1996..........................................        9.70
     March 31, 1997.............................................        9.56
     June 30, 1997..............................................        9.59
     September 30, 1997.........................................        9.55

PERCENTAGE GAIN based on change in Net Asset Value*

October 24, 1988 (commencement of operations) through September 30, 1997. 95.35%
October 1, 1992 through September 30, 1997............................... 35.36
October 1, 1996 through September 30, 1997...............................  6.27
January 1, 1997 through September 30, 1997...............................  3.51
April 1, 1997 through September 30, 1997.................................  3.29
July 1, 1997 through September 30, 1997..................................  1.24

------------
* With dividends reinvested.

Dreyfus Municipal Income, Inc.
--------------------------------------------------------------------------------
Statement of Investments                                      September 30, 1997


                                                                                                Principal
Long-Term Municipal Investments--99.2%                                                           Amount           Value
--------------------------------------------------------------------------------             --------------    ------------
Alabama--1.4%
Courtland Industrial Development Board, SWDR
  (Champion International Corp. Project) 6.50%, 9/1/2025.......................              $  2,500,000      $  2,676,200
Arizona--1.5%
Tucson Airport Authority, Special Facility Revenue (Lockheed Aeromod Center Inc.)
  8.70%, 9/1/2019..............................................................                 2,500,000         2,816,600
California--4.2%
California Housing Finance Agency, MFHR
  6.05%, 8/1/2038 (Insured; MBIA)..............................................                 2,500,000         2,551,150
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue
  Zero Coupon, 1/1/2019........................................................                18,000,000         5,401,080
Colorado--5.3%
City and County of Denver, Airport Revenue:
  8.25%, 11/15/2012............................................................                 6,500,000         7,334,145
  (Special Facilities-United Airlines Inc. Project) 6.875%, 10/1/2032..........                 2,480,000         2,658,982
Florida--7.8%
Orange County Health Facilities Authority, Revenue
  (Health Facility-Mental Health Services)
  9.25%, 7/1/2020 (Prerefunded 7/1/2000) (a)...................................                 4,730,000         5,424,269
Palm Beach County, Solid Waste IDR:
  (Okeelanta Power Limited Partnership Project)
    6.85%, 2/15/2021 (b).......................................................                 7,450,000         3,725,000
  (Osceola Power Limited Partnership Project)
    6.95%, 1/1/2022 (b)........................................................                 2,700,000         1,323,000
Pinellas County Housing Finance Authority, SFMR (Multi-County Program)
  6.70%, 2/1/2028..............................................................                 3,990,000         4,242,727
Georgia--4.3%
Private Colleges and Universities Facilities Authority, Revenue,
  Refunding (Clark Atlanta University Project)
  8.25%, 1/1/2015 (Prerefunded 1/1/2003) (a)...................................                 6,680,000         8,135,238
Illinois--17.0%
Chicago-O'Hare International Airport, Special Facility Revenue:
  (American Airlines Inc. Project):
    7.875%, 11/1/2025..........................................................                 2,000,000         2,196,780
    Refunding 8.20%, 12/1/2024.................................................                 1,000,000         1,204,750
  (United Airlines Inc. Project):
    8.40%, 5/1/2018............................................................                 8,025,000         8,658,574
    8.50%, 5/1/2018............................................................                 2,000,000         2,202,900
Illinois Development Finance Authority, Revenue
  (Community Rehabilitation Providers Facilities Acquisition):
    8.75%, 3/1/2010............................................................                 1,395,000         1,509,808
    8.75%, 3/1/2010 (Prerefunded 3/1/1999) (a).................................                   605,000           645,365
    8.50%, 9/1/2010............................................................                 5,000,000         5,346,800



Dreyfus Municipal Income, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                          September 30, 1997


                                                                                                Principal
Long-Term Municipal Investments (continued)                                                      Amount           Value
--------------------------------------------------------------------------------             --------------    ------------
Illinois (continued)
Robbins, RRR (Robbins Resource Recovery Partners)
  8.375%, Series B, 10/15/2016.................................................              $ 10,000,000      $ 10,535,700
Indiana--3.1%
Fishers Economic Development, First Mortgage Revenue
  (United Student Aid Funds Inc. Project) 8.375%, 9/1/2014.....................                 5,700,000         5,941,794
Kentucky--2.0%
Perry County, SWDR (TJ International Project)
  7%, 6/1/2024.................................................................                 3,500,000         3,793,195
Massachusetts--3.2%
Massachusetts Industrial Finance Agency, Revenue
  (Water Treatment-American Hingham) 6.95%, 12/1/2035..........................                 5,640,000         6,119,682
Michigan--7.6%
Michigan Hospital Finance Authority, HR,
  Refunding (Genesys Health System Obligated Group) 8.125%, 10/1/2021..........                 7,670,000         9,075,221
Michigan Strategic Fund, SWDR, Refunding (Genesee Power Station Project)
  7.50%, 1/1/2021..............................................................                 5,000,000         5,313,100
Nevada--3.1%
Clark County, IDR (Southwest Gas Corp.):
  7.50%, 9/1/2032..............................................................                 3,000,000         3,344,640
  6.50%, 12/1/2033.............................................................                 2,300,000         2,439,886
New Hampshire--4.2%
New Hampshire Industrial Development Authority, PCR
  (Public Service Co. Project) 7.65%, 5/1/2021.................................                 7,500,000         7,959,825
New York--4.8%
New York City:
  8.25%, 11/15/2010............................................................                   240,000           274,954
  8.25%, 11/15/2010 (Prerefunded 11/15/2001) (a)...............................                 2,760,000         3,220,644
New York City Industrial Development Agency, Special Facility Revenue
  (American Airlines Inc. Project) 7.75%, 7/1/2019.............................                 3,390,000         3,565,941
New York State Mortgage Agency, Revenue, Homeowner Mortgage
  6.05%, 4/1/2026..............................................................                 2,000,000         2,070,800
North Dakota--.5%
North Dakota Housing Finance Agency, SFMR 8.30%, 1/1/2012......................                   862,400           902,062
Pennsylvania--5.7%
Lancaster County Hospital Authority, Revenue
  (Health Center-United Church of Christ Homes Inc.)
  9.125%, 10/1/2014 (Prerefunded 10/1/1999) (a)................................                 2,000,000         2,226,640


Dreyfus Municipal Income, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                          September 30, 1997


                                                                                                Principal
Long-Term Municipal Investments (continued)                                                      Amount           Value
--------------------------------------------------------------------------------             --------------    ------------
Pennsylvania (continued)
Montgomery County Higher Education and Health Authority, HR
  (United Hospital Inc.- Saint Christopher)
  8.50%, 11/1/2017 (Prerefunded 11/1/1997) (a).................................              $  4,865,000      $  4,981,468
Pennsylvania Economic Development Financing Authority, RRR
  (Northampton Generating Project) 6.60%, 1/1/2019.............................                 3,500,000         3,618,615
South Carolina--1.1%
Piedmont Municipal Power Agency, Electric Revenue, Refunding
  6.55%, 1/1/2016..............................................................                 2,075,000         2,080,499
Texas--12.0%
Alliance Airport Authority Inc., Special Facilities Revenue
  (American Airlines Inc. Project) 7.50%, 12/1/2029............................                 2,375,000         2,587,420
Austin, Convention Center Revenue
  8.25%, 11/15/2014 (Prerefunded 11/15/1999) (a)...............................                 5,405,000         5,898,801
Bell County Health Facilities Development Corp., Revenue
  (Southern Healthcare-Southview) 10.50%, 3/1/2020 (Prerefunded 3/1/2000) (a)..                 4,790,000         5,557,023
Montgomery County Health Facilities Development Corp., Hospital Mortgage Revenue,
  Refunding (Woodlands Medical Center Project)
  8.85%, 8/15/2014 (Prerefunded 8/15/1999) (a).................................                 4,975,000         5,445,884
Texas Housing Agency, Mortgage Revenue
  Residential Development:
    8.40%, 7/1/2020............................................................                 1,350,000         1,418,512
    8.40%, 1/1/2021............................................................                 1,805,000         1,895,069
Utah--2.4%
Carbon County, SWDR, Refunding (Sunnyside Cogeneration)
  9.25%, 7/1/2018 (c)..........................................................                 7,000,000         4,550,000
Washington--1.1%
Public Utility District No. 1 of Pend Orielle County, Electric Revenue
  6.375%, 1/1/2015.............................................................                 2,000,000         2,094,340
West Virginia--5.2%
Braxton County, SWDR (Weyerhaeuser Co. Project)
  6.50%, 4/1/2025..............................................................                 5,000,000         5,391,150
  5.80%, 6/1/2027..............................................................                 4,450,000         4,504,557
Wyoming--1.7%
Sweetwater County, SWDR (FMC Corp. Project)
  7%, 6/1/2024.................................................................                 3,000,000         3,309,900
                                                                                                               ------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $179,098,214)..........................................................                                $188,170,690
                                                                                                               ------------
                                                                                                               ------------

Dreyfus Municipal Income, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                          September 30, 1997


                                                                                                Principal
Short-Term Municipal Investments--.8%                                                            Amount           Value
--------------------------------------------------------------------------------             --------------    ------------
Mississippi;
Perry County PCR, VRDN
   Refunding (Leaf River Forest Project) 4% (LOC; Wachovia Bank) (d,e)
   (cost $1,500,000)...........................................................              $   1,500,000     $  1,500,000
                                                                                                               ------------
TOTAL INVESTMENTS--100.0%                                                                                      ------------
   (cost $180,598,214).........................................................                                $189,670,690
                                                                                                               ------------
                                                                                                               ------------


Summary of Abbreviations
-----------------------------------------------------------------------------------------------------
HR         Hospital Revenue                                 PCR        Pollution Control Revenue
IDR        Industrial Development Revenue                   RRR        Resources Recovery Revenue
LOC        Letter of Credit                                 SFMR       Single Family Mortgage Revenue
MBIA       Municipal Bond Investors Assurance               SWDR       Solid Waste Disposal Revenue
              Insurance Corporation                         VRDN       Variable Rate Demand Notes
MFHR       Multi-Family Housing Revenue



Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------------------------------------
Fitch (f)          or          Moody's           or           Standard & Poor's         Percentage of Value
---------                      -------                        -----------------         -------------------
AAA                            Aaa                            AAA                               11.0%
AA                             Aa                             AA                                 3.3
A                              A                              A                                  7.8
BBB                            Baa                            BBB                               38.6
BB                             Ba                             BB                                 4.2
F1                             MIG1, VMIG1, P1                SP1, A1                             .8
Not Rated (g)                  Not Rated (g)                  Not Rated (g)                     34.3
                                                                                               ------
                                                                                               100.0%
                                                                                               ------
                                                                                               ------

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire bonds in full at the earliest refunding date.
(b) Non-income producing security; interest payment in default.
(c) Non-income accruing security.
(d) Secured by a letter of credit.
(e) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(f) Fitch currently provides creditworthiness information for a limited number of investments.
(g) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.




                       See notes to financial statements.

Dreyfus Municipal Income, Inc.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                           September 30, 1997



                                                                                               Cost            Value
                                                                                           ------------     ------------
ASSETS:                       Investments in securities--See Statement of Investments      $180,598,214     $189,670,690
                              Cash.............................................                                   57,022
                              Interest receivable..............................                                4,060,780
                              Prepaid expenses.................................                                    4,281
                                                                                                            ------------
                                                                                                             193,792,773
                                                                                                            ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                  135,282
                              Accrued expenses.................................                                   79,678
                                                                                                            ------------
                                                                                                                 214,960
                                                                                                            ------------
NET ASSETS.....................................................................                             $193,577,813
                                                                                                            ------------
                                                                                                            ------------

REPRESENTED BY:               Paid-in capital...................................                            $188,831,596
                              Accumulated undistributed investment income--net..                                 969,555
                              Accumulated net realized  gain (loss) on investments                            (5,295,814)
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 4..........................                               9,072,476
                                                                                                            ------------

NET ASSETS.....................................................................                             $193,577,813
                                                                                                            ------------
                                                                                                            ------------
SHARES OUTSTANDING
(110 million shares of $.001 par value Common Stock authorized)................                               20,272,910


NET ASSET VALUE per share......................................................                                    $9.55
                                                                                                                   -----
                                                                                                                   -----




                       See notes to financial statements.

Dreyfus Municipal Income, Inc.
-------------------------------------------------------------------------
Statement of Operations                     Year Ended September 30, 1997


INVESTMENT INCOME

INCOME                        Interest Income............................                                       $13,898,577


EXPENSES:                     Management fee--Note 3(a)...................            $  1,355,660
                              Shareholder servicing costs--Note 3(b)......                  79,890
                              Shareholders' reports......................                   41,462
                              Directors' fees and expenses--Note 3(c).....                  39,994
                              Professional fees..........................                   28,497
                              Registration fees..........................                   14,500
                              Custodian fees--Note 3(b)...................                  14,059
                              Miscellaneous..............................                   15,135
                                                                                      ------------

                                Total Expenses...........................                                         1,589,197
                                                                                                                -----------




INVESTMENT INCOME--NET....................................................                                       12,309,380



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments....             $  1,028,768
                              Net unrealized appreciation (depreciation)
                                on investments...........................               (1,484,982)
                                                                                      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                          (456,214)
                                                                                                                -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                       $11,853,166
                                                                                                                -----------
                                                                                                                -----------







                       See notes to financial statements.

Dreyfus Municipal Income, Inc.
--------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                    Year Ended          Year Ended
                                                                                September 30, 1997  September 30, 1996
                                                                                ------------------  ------------------
OPERATIONS:
  Investment income--net.................................................          $ 12,309,380        $ 12,834,123
  Net realized gain (loss) on investments................................             1,028,768             659,153
  Net unrealized appreciation (depreciation) on investments..............            (1,484,982)         (3,620,880)
                                                                                   ------------        ------------

    Net Increase (Decrease) in Net Assets Resulting from Operations......            11,853,166           9,872,396
                                                                                   ------------        ------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net.................................................           (12,954,025)        (12,536,499)
                                                                                   ------------        ------------
CAPITAL STOCK TRANSACTIONS:
  Dividends reinvested--Note 1(c)........................................             1,513,339             312,857
                                                                                   ------------        ------------

      Total Increase (Decrease) in Net Assets............................               412,480          (2,351,246)

NET ASSETS:
  Beginning of Period....................................................           193,165,333         195,516,579
                                                                                   ------------        ------------
  End of Period..........................................................          $193,577,813        $193,165,333
                                                                                   ------------        ------------
                                                                                   ------------        ------------

Undistributed investment income--net.....................................          $    969,555        $  1,614,200
                                                                                   ------------        ------------

                                                                                       Shares              Shares
                                                                                   ------------        ------------
CAPITAL SHARE TRANSACTIONS:

    Increase In Shares Outstanding As A Result Of Dividends Reinvested...               156,460              32,900
                                                                                   ------------        ------------
                                                                                   ------------        ------------




                       See notes to financial statements.

Dreyfus Municipal Income, Inc.
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the financial statements and market price data for the Fund's shares.


                                                                              Year Ended September 30,
                                                                   --------------------------------------------
PER SHARE DATA:                                                     1997      1996     1995      1994     1993
                                                                   ------    ------   ------    ------   ------
   Net asset value, beginning of period....................        $ 9.60    $ 9.74   $ 9.41    $10.45   $10.06
                                                                   ------    ------   ------    ------   ------
   Investment Operations:
   Investment income--net..................................           .61       .64      .65       .67      .71
   Net realized and unrealized gain (loss) on investments..          (.02)     (.16)     .35      (.93)     .44
                                                                   ------    ------   ------    ------   ------
   Total from Investment Operations........................           .59       .48     1.00      (.26)    1.15
                                                                   ------    ------   ------    ------   ------
   Distributions:
   Dividends from investment income--net...................          (.64)     (.62)    (.67)     (.70)    (.70)
   Dividends from net realized gain on investments.........            --        --       --      (.08)    (.06)
                                                                   ------    ------   ------    ------   ------
   Total Distributions.....................................          (.64)     (.62)    (.67)     (.78)    (.76)
                                                                   ------    ------   ------    ------   ------
   Net asset value, end of period..........................        $ 9.55    $ 9.60   $ 9.74    $ 9.41   $10.45
                                                                   ------    ------   ------    ------   ------
                                                                   ------    ------   ------    ------   ------
   Market value, end of period.............................       $10 3/8   $9 9/16   $9 3/8    $8 7/8  $10 3/4
                                                                   ------    ------   ------    ------   ------
                                                                   ------    ------   ------    ------   ------
TOTAL INVESTMENT RETURN*...................................         15.90%     8.83%   13.48%   (10.77%)  10.30%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets.................           .82%      .83%     .85%      .84%     .83%
   Ratio of net investment income to average net assets....          6.36%     6.61%    6.86%     6.76%    7.01%
   Portfolio Turnover Rate.................................         10.67%     8.56%   36.09%    14.41%   11.94%
   Net Assets, end of period (000's Omitted)...............      $193,578  $193,165 $195,517  $188,730 $206,999

-----------------
*  Calculated based on market value.





                       See notes to financial statements.

Dreyfus Municipal Income, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus Municipal Income, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified closed-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

   (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan.

   On September 29, 1997, the Board of Directors declared a cash dividend of $.054 per share from investment income-net, payable on October 27, 1997 to shareholders of record as of the close of business on October 13, 1997.

   (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus Municipal Income, Inc.
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NOTES TO FINANCIAL STATEMENTS (continued)

   The Fund has an unused capital loss carryover of approximately $5,300,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1997. If not applied the carryover expires in fiscal 2004.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended September 30, 1997, the Fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the Fund's average weekly net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended September 30, 1997.

   (B) The Fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended September 30, 1997, the Fund was charged $11,587 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended September 30, 1997, the Fund was charged $14,059 pursuant to the custody agreement.

   (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1997 amounted to $20,207,720 and $20,938,266, respectively.

   At September 30, 1997, accumulated net unrealized appreciation on investments was $9,072,476, consisting of $16,012,734 gross unrealized appreciation and $6,940,258 gross unrealized depreciation.

   At September 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Municipal Income, Inc.
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Report of Ernst & Young LLP, Independent Auditors

SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS MUNICIPAL INCOME, INC.

   We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Income, Inc., including the statement of investments, as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Income, Inc. at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

New York, New York
November 5, 1997

Dreyfus Municipal Income, Inc.
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DIVIDEND REINVESTMENT PLAN (Unaudited)

   Under the Fund's Dividend Reinvestment Plan (the "Plan"), a holder of the Common Stock ("Common Shareholder") who has Fund shares registered in his name will have all dividends and distributions reinvested automatically by Mellon, as Plan agent (the "Agent"), in additional shares of the Fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy Fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

   A Common Shareholder who owns Fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the Fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

   A Common Shareholder who has Fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the Fund. Changes in elections must be in writing, sent to Mellon Bank, N.A., c/o ChaseMellon Shareholder Services, Shareholder Investment Plan, P.O. Box 3338, South Hackensack, New Jersey 07606, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than ten business days prior to the record date for any distribution.

   The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

   The Fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions.

   The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

Dreyfus Municipal Income, Inc.
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Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 1997 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

   As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.

Dreyfus Municipal Income, Inc.
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Proxy Results (Unaudited)

   Shareholders voted on the following proposals presented at the annual shareholders' meeting held on September 12, 1997. The description of each proposal and the number of shares voted are as follows:

                                                         Shares
                                           ---------------------------------
                                               For        Authority Withheld
                                           ----------     ------------------
1. To elect three Class I Directors:*
     Lucy Wilson Benson................    15,774,943          295,931
     David W. Burke....................    15,750,814          320,060
     Martin D. Fife....................    15,770,799          300,075

                                                        Shares
                                          ------------------------------------
                                             For         Against     Abstained
                                          ----------     -------     ---------

2. To ratify the selection of Ernst &
   Young LLP as independent auditors
   of the Fund.........................   15,815,473      84,055      155,064

--------------
* The terms of these Class I Directors expire in 2000.

                             OFFICERS AND DIRECTORS
                         DREYFUS MUNICIPAL INCOME, INC.
                                 200 Park Avenue
                               New York, NY 10166

DIRECTORS
Joseph S. DiMartino, Chairman
Lucy Wilson Benson
David W. Burke
Martin D. Fife
Whitney I. Gerard
Robert R. Glauber
Arthur A. Hartman
George L. Perry
Paul Wolfowitz

OFFICERS
President and Treasurer
   Marie E. Connolly
Vice President and Assistant Treasurer
   Richard W. Ingram
Vice President and Assistant Treasurer
   Mary A. Nelson
Vice President and Assistant Treasurer
   Michael Petrucelli
Vice President and Assistant Treasurer
   Joseph F. Tower, III
Vice President and Assistant Secretary
   Douglas C. Conroy
Vice President and Assistant Secretary
   Elizabeth Keeley

PORTFOLIO MANAGERS
Joseph P. Darcy
A. Paul Disdier
Karen M. Hand
Stephen C. Kris
Richard J. Moynihan
Jill C. Shaffro
Samuel J. Weinstock
Monica S. Wieboldt

INVESTMENT ADVISER
The Dreyfus Corporation

CUSTODIAN
Mellon Bank, N.A.

COUNSEL
Stroock & Stroock & Lavan LLP

TRANSFER AGENT,
DIVIDEND DISTRIBUTION AGENT
AND REGISTRAR
Mellon Bank, N.A.

STOCK EXCHANGE LISTING
AMEX Symbol: DMF

INITIAL SEC EFFECTIVE DATE
10/21/88

The Net Asset Value appears in the following publications: Barron's, Closed-End Bond Funds section under the heading "Municipal Bond Funds" every Monday; Wall Street Journal, Mutual Funds section under the heading "Closed-End Bond Funds" every Monday; New York Times, Money and Business Section under the heading "Closed-End Bond Funds--National Municipal Bond Funds" every Sunday.

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Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.
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Dreyfus Municipal Income, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent,
Dividend Distribution Agent
and Registrar
Mellon Bank, N.A.
85 Challenger Road
Ridgefield Park, NJ 07660



Printed in U.S.A.                      856AR979